Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Statements of Operations [Abstract]
REVENUE	$ 1,179,603	$ 373,231
COST OF REVENUE	2,462,087	2,048,325
GROSS LOSS	(1,282,484)	(1,675,094)
OPERATING EXPENSES
Sales and Marketing	2,208,689	2,899,903
General and Administrative	3,566,044	2,901,000
Research and Development	982,917	467,210
TOTAL OPERATING EXPENSES	6,757,650	6,268,113
OPERATING LOSS	(8,040,134)	(7,943,207)
INTEREST EXPENSE	(2,804,594)	(4,379,468)
INDUCEMENT TO CONVERT DEBT AND WARRANTS	(1,355,603)
SHARE PRICE/CONVERSION ADJUSTMENT	(1,710,475)
OTHER EXPENSE	(54,213)	(579,500)
NET LOSS	$ (13,965,019)	$ (12,902,175)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING Basic and fully diluted	3,897,081	1,524,991
Net loss per common share - basic and fully diluted	$ (3.58)	$ (8.46)